Exhibit 10.1

THIRD MODIFICATION OF WAIVER AND

FOURTH AMENDMENT TO CREDIT AGREEMENT

(TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT)

THIS THIRD MODIFICATION OF WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is dated as of March 30, 2005 and is made by and among KEY ENERGY SERVICES, INC., a Maryland corporation (the “Borrower”), each of the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), PNC CAPITAL MARKETS, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor-by-merger to Wells Fargo Bank Texas, National Association), as the Co-Lead Arrangers, and CALYON NEW YORK BRANCH (successor by merger to CREDIT LYONNAIS NEW YORK BRANCH), as the Syndication Agent (the “Syndication Agent”), JPMORGAN CHASE BANK, N.A. and COMERICA BANK, as the Co-Documentation Agents (the “Co-Documentation Agents”).

GENERAL RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the other parties hereto are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 7, 1997, as amended and restated through November 10, 2003, and as amended by that certain Waiver And First Amendment To Credit Agreement (the “Waiver and First Amendment”) dated as of April 5, 2004, that Modification of Waiver and Second Amendment to Credit Agreement (the “Modification of Waiver”) dated August 31, 2004 and that Second Modification of Waiver and Third Amendment to Credit Agreement (the “Second Modification of Waiver”) dated December 17, 2004 (and as hereafter amended, restated, supplemented or modified, the “Credit Agreement”);

WHEREAS, the Lenders and Borrower desire to modify certain provisions of the Waiver and First Amendment as previously modified by the Modification of Waiver and the Second Modification of Waiver; and

WHEREAS, except as otherwise provided in this Amendment, capitalized terms used herein shall have the meanings given to them in the Credit Agreement, as amended by this Amendment, and all references to Sections in this Amendment which do not refer to a specific document shall be deemed to refer to the Credit Agreement.

AGREEMENT

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.             Modification of Waiver And First Amendment.

(a)           Modification of Recitals (Section 1(a) of Waiver and First Amendment).

1.             Paragraph 3 of Section 1(a) (Recitals) of the Waiver and First Amendment is hereby amended and restated to read as follows:

“3.           As a result of the Restatements, the Loan Parties: (1) could not finalize and deliver their Annual Financial Statements for their fiscal year ending December 31, 2003 (the “2003 Annual Statements”), and expect that they will not be able to finalize their Annual Financial Statements for their fiscal year ending December 31, 2004 (the “2004 Annual Statements”), by the due dates therefor under Section 7.3.2 of the Credit Agreement and (2) could not finalize and deliver their Quarterly Financial Statements for their fiscal quarters ending March 31, 2004 (the “March 31, 2004 Quarterly Statements”), June 30, 2004 (the “June 30, 2004 Quarterly Statements”) or September 30, 2004 (the “September 30, 2004 Quarterly Statements”), and expect that they will not be able to finalize and deliver their Quarterly Financial Statements for their fiscal quarters ending March 31, 2005 (the “March 31, 2005 Quarterly Statements”), and June 30, 2005 (the “June 30, 2005 Quarterly Statements”) by the due dates therefor under Section 7.3.1 of the Credit Agreement.”

2.             Paragraphs 5 and 6 of Section 1(a) (Recitals) of the Waiver and First Amendment are hereby amended and restated to read as follows:

“5.           As a result of the Restatements, the Borrower was not able to file its Annual Reports on Form 10-K for 2003 (the “2003 Form 10-K”) or its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2004 (the “March 2004 10-Q”), June 30, 2004 (the “June 2004 10-Q”) and September 30, 2004 (the “September 2004 10-Q”), and is unlikely to file its Annual Report on Form 10-K (the “2004 Form 10-K”), or its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2005 (the “March 2005 10-Q”) and June 30, 2005 (the “June 2005 10-Q”), in a timely manner.  That failure might be deemed a violation of Law as contemplated by Sections 5.1.19 and 7.1.9 of the Credit Agreement.

6.             Unless waived, failure to complete the 2003 Form 10-K, the 2004 Form 10-K, the March 2004 10-Q, the June 2004 10-Q, the September 2004 10-Q, the March 2005 10-Q and the June 2005 10-Q, and to deliver copies of the same to the trustees under the 6 3/8% Notes Indenture and the 8 3/8% Notes Indenture and the holders of the notes issued thereunder in a timely manner has constituted, or will constitute, an event which, with the giving of notice and the passage of 60 days after the giving of such notice as provided in such Indentures, will constitute an Event of Default under such Indentures which will then permit the acceleration of the indebtedness outstanding thereunder.  Section 8.1.5 of the Credit Agreement provides that the occurrence of a default or event of default under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $20,000,000 in the aggregate, will constitute an Event of Default under the Credit Agreement if such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of Indebtedness.”

(b)           Modification of Waivers (Section 1(b) of Waiver and First Amendment).

Section 1(b) (Waivers and Agreement) of the Waiver and First Amendment is hereby amended and restated to read as follows:

“(b) Waivers and Agreement.

Subject to the agreements and conditions set forth in Section 1(c) [Agreements] and Section 2 [Amendments] of this Amendment, and the other terms of this Amendment, the Lenders hereby waive (i) the requirement that the Loan Parties deliver, on the due dates therefor under Section 7 of the Credit Agreement, the 2003 Annual Statements, the March 31, 2004 Quarterly Statements, the June 30, 2004 Quarterly Statements, the September 30, 2004 Quarterly Statements, the 2004 Annual Statements, the March 31, 2005 Quarterly Statements, and the June 30, 2005 Quarterly Statements, and the Compliance Certificates which are due concurrently with the delivery of such statements, (ii) the provisions of Sections 5.1.19 and 7.1.9 of the Credit Agreement to the extent the failure to file the 2003 Form 10-K, the 2004 Form 10-K, the March 2004 10-Q, the June 2004 10-Q, the September 2004 10-Q, the March 2005 10-Q and the June 2005 10-Q in a timely manner constitutes a violation of the representations, warranties and covenants contained in Sections 5.1.19 and 7.1.9 of the Credit Agreement, and (iii) the provisions of Section 5.1.9 and Section 7.1.7 of the Credit Agreement to the extent the Restatements cause the financial statements of the Borrower and its consolidated Subsidiaries not to meet the requirements of Section 5.1.9 of the Credit Agreement or reflect that the Borrower failed to maintain adequate books and records as required by Section 7.1.7 of the Credit Agreement and hereby waive any Potential Default or Event of Default which might otherwise be occasioned by any of the foregoing; provided however, that the Lenders do not waive any Potential Default or Event of Default resulting from the breach of any financial covenants contained in Sections 7.2.16, 7.2.17 or 7.2.18 of the Credit Agreement occasioned by any of the foregoing. In addition, the Lenders hereby acknowledge and agree that the events described in Section 1(a)6 of this Amendment will not constitute a Potential Default or an Event of Default under the Credit Agreement unless and until the related notice as required by the Indenture has been given by the trustee under the related Indentures or the holders of the notes issued under the applicable Indentures and the related cure period in the Indentures has expired. To the extent any waiver contained herein relates to any representation or warranty contained in the Credit Agreement, any renewal of the representations and warranties required by the Credit Agreement shall mean that such representations and warranties are true and correct except to the extent such representations and warranties have been waived or modified hereby.”

(c)           Modification of Agreements (Section 1(c) of Waiver and First Amendment).

Section 1(c) (Agreements) of the Waiver and First Amendment is hereby amended and restated to read as follows:

“(c) Agreements.

In consideration of the waivers in Section 1(b) of this Amendment, the Loan Parties hereby agree as follows:

(1)           Draft Annual Statements for 2004.  The Loan Parties shall deliver to the Administrative Agent and to the Lenders draft, internal, unaudited financial statements for the fiscal year ended December 31, 2004 (the “Draft Annual Statements for 2004”) on or before the later of the effective date hereof or April 30, 2005.  The Draft Annual Statements for 2004 shall consist of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income and cash flows and consolidated stockholders’ equity for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by the Borrower to reflect the Borrower’s financial condition and results of operations in all material respects as of and for the period ended December 31, 2004, subject to any write downs, write offs, charges and adjustments required as a result of the Restatements;

(2)           Draft Quarterly Statements for First Two Quarters of 2005.  The Loan Parties shall deliver to the Administrative Agent and to the Lenders draft, internal, unaudited financial statements for the fiscal quarters ended March 31, 2005 (the “Draft March 31, 2005 Statements”) on or before May 20, 2005 and for the fiscal quarter ended June 30, 2005 (the “Draft June 30, 2005 Statements”) on or before August 19, 2005.  The Draft March 31, 2005 Statements and Draft June 30, 2005 Statements shall consist of a consolidated and consolidating balance sheet as of the end of such fiscal quarter and related consolidated and consolidating statements of income, and cash flows for the fiscal quarter then ended and the fiscal year through that date and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year, all in reasonable detail and certified by the Borrower to reflect the Company’s financial condition and results of operations for the related period, subject to any write downs, write offs, charges and adjustments required as a result of the Restatements and to any normal year-end audit adjustments;

(3)           Compliance Certificates Based on Draft Statements.  Concurrently with their delivery of each of their Draft Annual Statements for 2004, Draft March 31, 2005 Statements and Draft June 30, 2005 Statements (collectively, the “Draft Statements”), the Loan Parties shall deliver to the Administrative Agent and to the

Lenders a Compliance Certificate in the form required by Section 7.3.3 [Compliance Certificate], but is based on the results contained in the applicable Draft Statements and is subject to the qualifications in the last clause of each of Sections 1(c)(1) and 1(c)(2) (each beginning “, subject to . . .”).  Compliance by the Loan Parties with their covenants, including their financial covenants, under the Credit Agreement shall be measured based on the Draft Statements and the Compliance Certificates delivered with such Draft Statements (as if such Draft Statements and Compliance Certificates were finalized versions), until the finalized financial statements and related Compliance Certificates have been delivered pursuant to Section 1(c)(4) of this Amendment, at which time such compliance shall be measured by such finalized financial statements and Compliance Certificates;

(4)           Finalized Financial Statements and Compliance Certificates.  The Loan Parties shall deliver to the Administrative Agent and to the Lenders the following documents by the dates set forth below:”

(i)            April 30, 2005.  By April 30, 2005, their 2003 Annual Statements, which shall be finalized and comply in all respects (other than the requirement for timely delivery) with the requirements of Section 7.3.2 of the Credit Agreement ( the delivery of the report of independent certified public accountants for the Loan Parties as more fully described in Section 7.3.2 of the Credit Agreement) and concurrently with the delivery of such 2003 Annual Statements, a Compliance Certificate based on the results contained in such statements;

(ii)           June 30, 2005.  By June 30, 2005, their March 31, 2004 Quarterly Statements, June 30, 2004 Quarterly Statements, September 30, 2004 Quarterly Statements, and 2004 Annual Statements, all of which shall be finalized and comply in all respects (other than the requirement for timely delivery) with the requirements of Sections 7.3.2 and 7.3.1, as applicable, of the Credit Agreement (including, in the case of the 2004 Annual Statements,  the delivery of the report of independent certified public accountants for the Loan Parties as more fully described in Section 7.3.2 of the Credit Agreement) and concurrently with the delivery of such each such statements, a Compliance Certificate based on the results contained in such statements;

(iii)          August 31, 2005.  By August 31, 2005, their March 31, 2005 Quarterly Statements and June 30, 2005 Quarterly Statements, all of which shall be finalized and comply in all respects (other than the requirement for timely delivery) with the requirements of Section 7.3.1 of the Credit Agreement and concurrently with the delivery of such each such statements, a Compliance Certificate based on the results contained in such statements;

(5)           Pricing.

This Section is subject to Section 1(c)(7) of this Amendment, and the additional increases in pricing that may result pursuant thereto.  The provisions of this clause (5) shall apply until the later of the following dates (such later date shall be referred to as the “Pricing Trigger Date”): (1) the Compliance Date (as defined below) or (2) the date on which the senior secured debt of the Borrower is rated BB- or higher by Standard & Poor’s or Ba3 or higher by Moody’s.  Notwithstanding the provisions contained in Schedule 1.1(A) (Pricing Grid) of the Credit Agreement (which permits the Applicable Margin and Applicable Commitment Fee Rate to increase or decrease at such times and based on the criteria set forth in such Schedule 1.1(A)), the Applicable Margin and Applicable Commitment Fee Rate shall be Level V (so that the Applicable Commitment Fee Rate shall be .375%, the Applicable Margin under the Base Rate Option shall be .75% and the Applicable Margin under the Euro-Rate Option shall be 2.25% during such period).  Following the Pricing Trigger Date, the Applicable Margin and Applicable Commitment Fee Rate shall again be determined solely by the provisions contained in Schedule 1.1(A) (Pricing Grid) of the Credit Agreement.

(6)           Limitation on Certain Transactions.  Prior to the Compliance Date, the Loan Parties shall not be permitted to do or engage in any of the following:

(i)            Permitted Acquisitions.  Except those set out on Exhibit A attached hereto, engage in any Permitted Acquisitions provided in Section 7.2.7 [Liquidations, Mergers, Consolidations, Acquisitions] of the Credit Agreement.

(ii)           Dividends.  Make or pay any dividends described in, or pursuant to, clause (iii) of Section 7.2.5 [Dividends, Distributions and Stock Repurchases].

(iii)          Stock Purchases.   Engage in any [Stock Purchases] described in, or pursuant to, clause (iv) of Section 7.2.5.

(iv)          Repayments of Other Indebtedness.  Make any optional payment or optional prepayment on, or optional redemption or purchase of, any of its Permitted Subordinated Indebtedness or its 8 3/8% Notes, 6 3/8% Notes or Permitted Unsecured Indebtedness.

(7)           Violation of Agreements in this Section 1(c)—Events of Default and Pricing Increases.

(A)          Events of Default.

Any breach of any agreement in clauses (1), (2) or (3) of this Section 1(c) shall constitute an Event of Default if not cured within 10 days following the occurrence thereof.  Any breach of any agreement in clauses (4), (6) or (9) of this Section 1(c) shall be deemed a violation of a negative covenant subject to Section 8.1.3 [Breach of Negative Covenants or Visitation Rights] of the Credit Agreement (and as such shall result in an Event of Default upon the occurrence thereof).

(B)           Pricing Increase.

Immediately upon any breach of any agreement under Section 1(c) of this Agreement, the Applicable Margin under the Base Rate Option and the Euro-Rate Option each shall be increased by .25%.  Each such increase in the Applicable Margins resulting from breaches of any clause shall be permanent (and shall not be reduced if the Loan Parties shall again be in full compliance with such Section 1(c)). Any increase in the Applicable Margin under the Euro-Rate Option under this clause (7) shall also increase the Letter of Credit Fee (which is equal to the Applicable Margin under the Euro-Rate Option) by a corresponding amount.  Any increase in the interest rates provided for under this clause (7) shall be in addition to any increase in the interest rates or fees pursuant to Section 3.3 of the Credit Agreement [Default Rate] arising as a result of the existence of an Event of Default.

(8)           Compliance Date.  Upon the date that the Loan Parties shall have complied with the provisions of clauses (1) through (4) of this Section 1(c) and shall have made all of the deliveries referred to therein, the matters set forth in Section 1(b) of this Amendment shall be permanently waived and the amendments contemplated by Section 2 of this Amendment shall terminate and be of no further force and effect.  The date upon which the Loan Parties have complied with such provisions and made such deliveries is referred to as the “Compliance Date.”

(9)           New Covenants.  The Loan Parties shall comply with the following covenants between the date hereof and the Compliance Date:

(i)            Cash Deposits.  The Loan Parties shall at all times maintain in one or more accounts (whether demand, time or other account) with the Lenders, or their respective Affiliates, all cash of the Loan Parties other than (1) cash held in the ordinary course of business outside of the United States by Misr Key Energy Services, LLC in an amount not to exceed $3,000,000 at any time, and (2) other cash in an aggregate amount not to exceed $200,000 at any time.

(ii)           Reporting of Cash Balance.  The Loan Parties shall, on or before each Tuesday following the completion of every two calendar weeks, beginning with the two calendar weeks ending on Friday, April 1, 2005 and continuing through the Compliance Date deliver to the Administrative Agent a report certified by an Authorized Officer of the Loan Parties, setting forth the amount of cash of the Loan Parties maintained in accounts with the Lenders as of the end of such two-week period. (Such two-week periods beginning April 1, 2005 and continuing through August, 2005 shall end on the following dates (each in 2005): April 1, April 15, April 29, May 13, May 27, June 10, June 24, July 8, July 22, August 5 and August 19.)

2.             Amendments to Credit Agreement.

(a)           Section 1.1—Definitions.

(i)            Restated Definitions.

The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated to read as set forth below:

“Commitment shall mean, as to any Lender at any time, (a) the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled “Amount of Commitment for Loans,” (b) following the execution and delivery of any Assignment and Assumption Agreement, the amount set forth on Schedule I to the most recent Assignment and Assumption Agreement, and (c) following any increase in the Commitments pursuant to Section 2.10.1, the amount set forth on Schedule I to the most recent Commitment Increase Agreement or the Lender Joinder Agreement delivered pursuant to Section 2.10.1.

(ii)           New Definitions.

The following new defined term is added to Section 1.1 of the Credit Agreement in alphabetical order therein and to read as set forth below:

“Third Modification Effective Date shall mean the effective date of the Third Modification of Waiver and Fourth Amendment to Credit Agreement modifying this Agreement and prior modifications thereto.”

(b)           Section 2.10—Increase in Commitments.

The Loan Parties may not request any increase in the Commitments (whether from existing or new Lenders) pursuant to Section 2.10 until after the Compliance Date has occurred.

(c)           Schedule of Commitments.

Part I of Schedule 1.1(B) is hereby amended and restated to read as set forth on Schedule 1.1(B) attached to this Amendment.

3.             Representations.

The Borrower represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, as of the Effective Date (defined below), after giving effect to this Amendment, no Potential Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Credit Agreement or any Loan Documents, including without limitation the representation that the transactions contemplated herein will not violate any Requirement of Law or Contractual Obligation of any Loan Party, are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

4.             Conditions to Effectiveness of this Amendment.

This Amendment shall become effective on the date on which all of the following conditions have occurred:

(a)           Execution and Delivery.  The Administrative Agent (or its counsel) shall have received a copy of this Amendment duly executed and delivered by duly authorized officers of the Borrower and each of the Guarantors, the Required Lenders and the Administrative Agent;

(b)           Representations and Warranties.  The representations and warranties in Section 2 of this Amendment shall be true and correct and, after giving effect to this Amendment,  no Potential Default or Event of Default shall exist and be continuing.

(c)           Fee.  The Borrower shall have paid to the Administrative Agent for the account of each Lender which delivers to the Administrative Agent (or the Administrative Agent’s counsel as instructed by the Administrative Agent) such Lender’s signed signature page to this Amendment on or before the close of business on March 29, 2005 a fee in the amount of ..25% times such Lender’s Commitment.

5.             Miscellaneous.

(a)           Continuing Effect of the Credit Agreement.  This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement, the Waiver and First Amendment, the Modification of Waiver or the Second Modification of Waiver not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein.  Except as expressly consented to hereby, the provisions of the Credit Agreement, the Waiver and First Amendment, the Modification of Waiver or the Second Modification of Waiver and the other Loan Documents are and shall remain in full force and effect.

(b)           Fees and Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(c)           Counterparts.  This Amendment may be executed in any number of counterparts (including by facsimile) by the parties hereto, each of which counterparts (whether by facsimile or otherwise) when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

(d)           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[SIGNATURE PAGE 1 OF 15  TO THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

KEY ENERGY SERVICES, INC.

By:	/s/ William M. Austin
Name:	William M. Austin
Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE 2 OF 15  TO THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Richard J. Munsick
Name:	Richard J. Munsic
Title:	Senior Vice President

[SIGNATURE PAGE 3 OF 15  TO THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wells Fargo Bank Texas, National Association, , individually and as Co-Lead Arranger

By:	/s/ Eric R. Hollingsworth
Name:	Eric R. Hollingsworth
Title:	Vice President

[SIGNATURE PAGE 4 OF 15  TO THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

CALYON NEW YORK BRANCH, individually and as Syndication Agent

By:	/s/ Olivier Audemard
Name:	Olivier Audemard
Title:	Managing Director

By:	/s/ Phillippe Soustra
Name:	Phillippe Soustra
Title:	Executive Vice President

[SIGNATURE PAGE 5 OF 15  TO THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as Co-Documentation Agent

By:	/s/ Jeanie C. Gonzalez
Name:	Jeanie C. Gonzalez
Title:	Director

[SIGNATURE PAGE 6 OF 15  TO THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

COMERICA BANK, individually and as Co-Documentation Agent

By:	/s/ Mona M. Foch
Name:	Mona M. Foch
Title:	Senior Vice President – Texas Division

[SIGNATURE PAGE 7 OF 15  TO THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

BNP PARIBAS

By:	/s/ Brian M. Malone
Name:	Brian M. Malone
Title:	Managing Director

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Vice President

[SIGNATURE PAGE 8 OF 15  TO THIRD MODIFICATION OF

WAIVER AND FOURTH FOURTH AMENDMENT TO CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Robert Kadlick
Name:	Robert Kalkick
Title:	Duly Authorized Signatory

[SIGNATURE PAGE 9 OF 15  TO THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

HIBERNIA NATIONAL BANK

By:	/s/ Stephen H. Birnbaum
Name:	Stephen H. Birnbaum
Title:	Vice President

[SIGNATURE PAGE 10 OF 15  TO THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

NATEXIS BANQUES POPULAIRES

By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Vice President and Group Manager

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Vice President and Manager

[SIGNATURE PAGE 11 OF 15  TO THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

AMEGY BANK N.A. f/k/a SOUTHWEST BANK OF TEXAS, N.A.

By:	/s/ Scott Collins
Name:	Scott Collins
Title:	Banking Officer

[SIGNATURE PAGE 12 OF 15  TO  THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

GUARANTORS:

BROOKS WELL SERVICING, INC.
DAWSON PRODUCTION ACQUISITION CORP.*
DAWSON PRODUCTION MANAGEMENT, INC.
DAWSON PRODUCTION TAYLOR, INC.*
KALKASKA OILFIELD SERVICES, INC.
KEY ENERGY DRILLING, INC.
KEY ENERGY SERVICES-CALIFORNIA, INC.
KEY ENERGY SERVICES-SOUTH TEXAS, INC.
KEY FOUR CORNERS, INC.
KEY ROCKY MOUNTAIN, INC.
MISR KEY ENERGY SERVICES, LLC
Q SERVICES, INC.
Q.V. SERVICES, INC.
UNITRAK SERVICES HOLDING, INC.
WATSON OILFIELD SERVICE & SUPPLY, INC.
WELL-CO OIL SERVICE, INC.
WELLTECH EASTERN, INC.
WELLTECH MID-CONTINENT, INC.
YALE E. KEY, INC.

By:	/s/ William M. Austin
Name:	William M. Austin
Title:	Vice President of each corporate general partner listed above

[SIGNATURE PAGE 13 OF 15  TO  THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

BROOKS WELL SERVICING BENEFICIAL, LP
by the sole general partner, Brooks Well Servicing, Inc.
DAWSON PRODUCTION PARTNERS, L.P.
by the sole general partner, Dawson Production Management, Inc.
KEY ENERGY DRILLING BENEFICIAL, LP
by the sole general partner, Key Energy Drilling, Inc.
Q.V. SERVICES BENEFICIAL, L.P.
by the sole general partner, Q.V. Services, Inc.
UNITRAK SERVICES, L.P.
by the sole general partner, Unitrak Services Holding, Inc.
WELLTECH MID-CONTINENT BENEFICIAL, LP
by the sole general partner, WellTech Mid- Continent, Inc.
YALE E. KEY BENEFICIAL, LP
by the sole general partner, Yale E. Key, Inc.

By:	/s/ William M. Austin
Name:	William M. Austin
Title:	Vice President of each corporate general partner listed above

[SIGNATURE PAGE 14 OF 15  TO  THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

KEY ENERGY PRESSURE PUMPING SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q PRODUCTION SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
QUALITY OIL FIELD SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
KEY ENERGY FISHING & RENTAL SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q.V. SERVICES OF TEXAS, L.P.
by the sole general partner, Q Oil & Gas Services, LLC

By:	/s/ William M. Austin	(SEAL)
Name:	William M. Austin
Title:	Vice President of Q Services, Inc., the sole member of each sole general partner listed above

[SIGNATURE PAGE 15 OF 15  TO  THIRD MODIFICATION OF

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

BROOKS WELL SERVICING, LLC
KEY ENERGY DRILLING, LLC
Q ENERGY SERVICES, L.L.C.
Q OIL & GAS SERVICES, LLC
Q.V. SERVICES, LLC
UNITRAK SERVICES, LLC
YALE E. KEY, LLC
WELLTECH MID-CONTINENT, LLC
KEY ENERGY SHARED SERVICES, LLC

By:	/s/ Kimberly R. Frye
Name:	Kimberly R. Frye
Title:	Manager of each limited liability company listed above

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender		Amount of Commitment for Loans	Ratable Share
PNC Bank, National Association One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania 15222-2707 Attention: Richard Munsick		$23,999,999.98	15.999999987%
Telephone:	(412) 762-4299
Telecopy:	(412) 762-2760

Wells Fargo Bank Texas, National Association MAC T5002-031 1000 Louisiana Street - 3rd Floor Houston, Texas 77002 Attention: Eric Hollingsworth		$21,428,571.44	14.285714293%
Telephone:	(713) 319-1354
Telecopy:	(713) 739-1087

Credit Lyonnais New York Branch 1301 Travis Street - Suite 2100 Houston, Texas 77002 Attention: Ting Wei Lee		$17,142,857.14	11.428571427%
Telephone:	(713) 890-8638
Telecopy:	(713) 890-8668

Bank One, NA 1 Bank One Plaza Mail Code: IL1-0365 Chicago, IL 60670 Attention: Ken Fatur		$17,142,857.14	11.428571427%
Telephone:	(312) 325-3012
Telecopy:	(312) 325-3030

Comerica Bank 910 Louisiana - Suite 410 Houston, Texas 77002 Attention: Kenyatta Gibbs		$17,142,857.14	11.428571427%
Telephone:	(713) 220-5668
Telecopy:	(713) 220-5650

Lender		Amount of Commitment for Loans	Ratable Share
Hibernia National Bank 313 Carondelet Street New Orleans, Louisiana 70130 Attention: Stephen Birnbaum		$12,000,000	8.000000000%
Telephone:	(504) 533-2109
Telecopy:	(504) 533-5434

BNP Paribas 1200 Smith Street, Suite 3100 Houston, Texas 77002 Attention: Greg Smothers		$10,285,714.29	6.857142860%
Telephone:	(713) 982-1151
Telecopy:	(713) 659-1162

GE Capital Corporation Bank Loan Group 6 High Ridge Park - Building 6C Stamford, Connecticut 06927 Attention: Anand Rao		$10,285,714.29	6.857142860%
Telephone:	(203) 961-5723
Telecopy:	(203) 316-7978

Natexis Banques Populaires 333 Clay Street - Suite 4340 Houston, Texas 77002 Attention: Tim Polvado		$10,285,714.29	6.857142860%
Telephone:	(713) 571-8739
Telecopy:	(713) 571-6165

Amegy Bank N.A. 5 Post Oak Park 4400 Post Oak Parkway Houston, Texas 77027 Attention: Scott Collins		$10,285,714.29	6.857142860%
Telephone:	(713) 232-2022
Telecopy:	(713) 693-7475

Total		$150,000,000	100.000000%